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                                                                    EXHIBIT 23.5

                             ARTHUR ANDERSEN LLP


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation by reference of our report dated March 18, 1994 covering the consolidated financial statements of HealthInfusion, Inc. and subsidiaries for the years ended December 31, 1993 and 1992 and to all references to our Firm included in this Form S-3 registration statement of Coram Healthcare Corporation.


/s/ ARTHUR ANDERSEN LLP
    ARTHUR ANDERSEN LLP

Miami, Florida,
  July 7, 1995.